UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      July 18, 2007

FRONTIER FINANCIAL CORPORATION
(Exact name of registrant as specified in its Charter)

         Washington                                               000-15540                                                  91-1223535
(State or other jurisdiction                                (Commission                                          (IRS employer
  of incorporation)                                               File Number)                                        identification No.)

332 SW Everett Mall Way, Everett, Washington  98204
(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code:  (425) 514-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 18, 2007, the Board of Directors of the Corporation amended Article 6.2 of the Bylaws, “Transfer of Shares”, effective July 18, 2007.  The Corporation has appointed an outside stock transfer agent and this amendment added language to allow shares of the Corporation to be issued in physical certificate or book entry format.  Prior to the amendment, it was not clear that book entry format was permissible.  The Amended and Restated Bylaws of Frontier Financial Corporation are attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1    2003 Restated Bylaws of Frontier Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 18, 2007
         FRONTIER FINANCIAL CORPORATION

By: /s/ John J. Dickson
John J. Dickson
                                                                                                                  President & CEO